Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated August 7, 2020 to the VUL OptimizerSM Prospectus dated May 1, 2020

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding the VUL Optimizer Max underwriting program. As applicable to your policy, please note the changes described below.

For policies issued on or after August 17, 2020, the VUL Optimizer Max Underwriting Program will be available for prospective purchasers. Accordingly, the following is added to the beginning of the “More information about certain policy charges” section of the prospectus immediately preceding Deducting policy charges:

VUL Optimizer Max Underwriting Program (the “Max program”)

The Max program is an accelerated underwriting option that does not include the requirements for traditional underwriting such as an in-person paramedical exam, lab work or evaluation of an attending physician’s statement for the proposed insured. Instead, the Max program relies on data sources available electronically such as prescription history and your motor vehicle report. If approved, you will be eligible for a policy at a Standard Plus underwriting classification. The following riders are not available if you utilize the Max program:

1.	Disability Deduction Waiver Rider

2.	Disability Waiver of Premium or Monthly Deductions Rider

3.	Children’s Term Insurance Rider

4.	Long-Term Care ServicesSM Rider; and

5.	Option to Purchase Additional Insurance Rider.

In addition, the Max program is not available for a 1035 exchange, replacement or if you are converting from a term life policy or term rider.

Instead of the Max program, traditional underwriting is an option. The traditional underwriting process may result in underwriting classifications that result in a lower cost of insurance charge. However, under traditional underwriting, you may be declined or you may obtain a rating which results in a higher cost of insurance charge.

The Max program may not be available in all jurisdictions.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2020 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

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